UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
1500 Liberty Ridge Drive, Suite 321, Wayne, Pennsylvania 19087
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Equity Plan Amendments

As noted in Item 5.07 below, at the Avalo Therapeutics, Inc. (the “Company”) 2026 annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved the Avalo Therapeutics, Inc. Second Amended and Restated 2016 Employee Stock Purchase Plan (the “A&R 2016 ESPP”). The Company’s board of directors (the “Board”) adopted the A&R 2016 ESPP on April 2, 2026. A full description of the A&R 2016 ESPP appears in the Company’s Definitive Proxy Statement on Schedule 14A (including the annex thereto) filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”) and is incorporated herein by reference. A copy of the A&R 2016 ESPP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 2, 2026, the Company held its Annual Meeting wherein its stockholders considered three proposals, each of which is described in more detail in the Proxy Statement. In connection with the Annual Meeting, there were 26,714,337 shares outstanding as of the record date, which was April 6, 2026, of which 22,672,284 shares, or approximately 85%, were present or represented by proxy. At the Annual Meeting, stockholders voted on the following items:

1.Proposal 1: To elect seven nominees to the Board to hold office until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following nominees were elected to the Board, with the voting results for each nominee as shown:

Name	For	Withheld	Broker Non-Votes
Michael Heffernan	21,101,978	624	—
Garry Neil, M.D.	21,101,093	1,509	—
Rita Jain, M.D.	21,101,289	1,313	—
Aaron Kantoff	21,078,660	23,942	—
Gilla Kaplan, Ph.D.	21,093,059	9,543	—
Kevin Lind	21,101,989	613	—
Samantha Truex	21,089,975	12,627	—

2.Proposal 2: To approve the A&R 2016 ESPP . This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
14,513,683	6,588,576	343	1,569,682

3.Proposal 3: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This proposal was approved by the votes indicated below.

For	Against	Abstain	Broker Non-Votes
22,513,332	153,320	5,632	—

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1+	Avalo Therapeutics, Inc. Second Amended and Restated 2016 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Management contract or compensatory agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: June 8, 2026	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

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